Exhibit 10.37

SECOND AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement is entered into as of February 15, 2005 (the “Amendment”), by and between COMERICA BANK (“Bank”) and BIOMARIN PHARMACEUTICAL INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of May 14, 2004, as amended by a First Amendment to Loan and Security Agreement dated as of November 3, 2004 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Certain defined terms in Section 1.1 of the Agreement are hereby added or amended to read as follows:

“Advance” or “Advances” means a cash advance under the Revolving Facility.

“Credit Extension” means each Advance, Equipment Advance, or any other extension of credit by Bank for the benefit of Borrower hereunder.

“Pledged Collateral” means account number BG5-001198 at Comerica Securities, Inc. and any succeeding or replacement account(s), together with the investment property, financial assets, securities, securities entitlements, and all replacements and proceeds thereof, now existing or hereafter arising, contained in, credited to, or held in connection with any such account.

“Revolving Facility” means the facility under which Borrower may request Advances, as specified in Section 2.1(b).

“Revolving Line” means a credit extension of up to Twelve Million Five Hundred Thousand Dollars ($12,500,000).

“Revolving Maturity Date” means March 31, 2005.

2. Section 2.1(b) is added to the Agreement, as follows:

(b) Revolving Advances.

(i) Subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Revolving Line or (ii) ninety percent (90%) of the face value of the Pledged Collateral. If the aggregate outstanding balance of the Advances ever exceeds such lesser amount, Borrower shall promptly repay Bank the amount of such excess. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium.

(ii) Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(b) to Borrower’s deposit account.

3. Section 2.2(a) of the Agreement is amended to read as follows:

(a) Interest Rates. Each Equipment Advance shall bear interest on the outstanding Daily Balance thereof at the applicable rate set forth in the LIBOR Addendum to Loan and Security Agreement executed in connection with this Agreement. Each Advance shall bear interest on the outstanding Daily Balance thereof at a rate equal to the Prime Rate minus one half of one percent.

4. Without limiting the generality of “Collateral”, as defined in Section 1.1 of the Agreement, Collateral shall include the Pledged Collateral. To secure prompt repayment of the Obligations, including the Advances, and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents, Borrower grants to Bank a continuing security interest in the Pledged Collateral. Without Bank’s prior written consent, Borrower shall not transfer or permit to be transferred any interest in or portion of the Pledged Collateral from one account to another or to any other Person or seek to release or permit to be released any interest in or portion of the Pledged Collateral from Bank’s Lien. Borrower authorizes Comerica Securities, Inc. to provide Bank reasonable notice before permitting the transfer of any interest in or portion of the Pledged Collateral from one account to another or the release to Borrower or any other Person any interest in or portion of the Pledged Collateral. Upon repayment of the Advances and termination of the Revolving Facility, whether on the Revolving Maturity Date or at Borrower’s earlier election, Bank’s security interest in the Pledged Collateral shall terminate and the Pledged Collateral shall no longer be part of the Collateral.

5. The Loan Payment/Advance Request Form to be delivered after the date of this Amendment shall be in substantially the form of Exhibit B hereto.

6. The Compliance Certificate to be delivered after the date of this Agreement shall be in substantially the form of Exhibit C hereto.

7. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all applications, instruments, documents and agreements entered into in connection with the Agreement.

8. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

10. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an administrative fee of $12,500, provided Bank shall refund $5,000 of such fee upon Borrower’s maintaining at least $12,500,000 in one or more accounts with Bank for 30 consecutive days after the date hereof, plus all Bank Expenses incurred through the date of this Amendment;

(c) Corporate Resolutions to Borrow;

(d) Control agreements with Comerica Securities, Inc.; and

(e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BIOMARIN PHARMACEUTICAL INC.

By:
Title:

COMERICA BANK

By:
Title:

EXHIBIT B

TECHNOLOGY & LIFE SCIENCES DIVISION

LOAN ANALYSIS

LOAN ADVANCE/PAYDOWN REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M. PACIFIC TIME

DEADLINE FOR EQUIPMENT ADVANCES IS 3:00 P.M. PACIFIC TIME **

DEADLINE FOR WIRE TRANSFERS IS 3:30 P.M. PACIFIC TIME

**	Subject to 3 day advance notice.

TO: Loan Analysis		DATE: TIME:
FAX #: (650) 846-6840
FROM:	BIOMARIN PHARMACEUTICAL INC.	TELEPHONE REQUEST (For Bank Use Only):
Borrower’s Name
The following person is authorized to request the loan payment transfer/loan advance on the designated account and is known to me.
FROM:
Authorized Signer’s Name
FROM:
	Authorized Signature (Borrower)	Authorized Request & Phone #
PHONE #:
Received by (Bank) & Phone #
FROM ACCOUNT#:
(please include Note number, if applicable)
TO ACCOUNT #:		Authorized Signature (Bank)
(please include Note number, if applicable)

REQUESTED TRANSACTION TYPE	REQUESTED DOLLAR AMOUNT	For Bank Use Only

PRINCIPAL INCREASE* (ADVANCE)	$__________________________________________	Date Rec’d:
PRINCIPAL PAYMENT (ONLY)	$__________________________________________	Time:
		Comp. Status:	YES	NO
OTHER INSTRUCTIONS:		Status Date:
Time:
Approval:

All representations and warranties of Borrower stated in the Loan Agreement are true, correct and complete in all material respects as of the date of the telephone request for and advance confirmed by this Borrowing Certificate, including without limitation the representation that Borrower has paid for and owns the equipment financed by Bank; provided, however, that those representations and warranties the date expressly referring to another date shall be true, correct and complete in all material respects as of such date.

*	IS THERE A WIRE REQUEST TIED TO THIS LOAN ADVANCE? (PLEASE CIRCLE ONE) YES NO

If YES, the Outgoing Wire Transfer Instructions must be completed below.

OUTGOING WIRE TRANSFER INSTRUCTIONS	Fed Reference Number	Bank Transfer Number

The items marked with an asterisk (*) are required to be completed.

*Beneficiary Name
*Beneficiary Account Number
*Beneficiary Address
Currency Type	US DOLLARS ONLY
*ABA Routing Number (9 Digits)
*Receiving Institution Name
*Receiving Institution Address
*Wire Account	$

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	BIOMARINPHARMACEUTICAL INC.

The undersigned Responsible Officer of BIOMARIN PHARMACEUTICAL INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                              with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof, except for such representations and warranties which speak as to a specific date, which are true and correct as of such date. Attached herewith are the required documents supporting the above certification. The Responsible Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies
Form 10Q	Filed Quarterly within 45 days		Yes	No
Form 10K	Filed FYE within 90 days		Yes	No

Financial Covenant	Required	Actual	Complies
Unrestricted Cash	Greater of 6x RML* or $45,000,000	$	Yes	No
Unrestricted Cash at Bank	Greater of $10,000,000 and balance of outstanding principal obligations to Bank	$	Yes	No
Securities Account Balance	Advances <90% of Securities Account Balance	$	Yes	No

*	4x RML for the months ending 11/30/04 and 12/31/04

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER
Date:
TITLE
	Compliance Status	Yes	No
DATE

CORPORATE RESOLUTIONS TO BORROW

Borrower:	BIOMARIN PHARMACEUTICAL INC.

I, the undersigned Secretary or Assistant Secretary of BIOMARIN PHARMACEUTICAL INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of Delaware.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation duly called and held, at which a quorum was present and voting, (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

I FURTHER CERTIFY that the officers, employees, and agents named below are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names:

NAMES	POSITIONS	ACTUAL SIGNATURES
__________________________________	__________________________________	__________________________________
__________________________________	__________________________________	__________________________________
__________________________________	__________________________________	__________________________________
__________________________________	__________________________________	__________________________________
__________________________________	__________________________________	__________________________________

Borrow Money. To borrow from time to time from COMERICA BANK (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank that certain Second Amendment to Loan and Security Agreement dated as of February 15, 2005 (the “Amendment”) and any documents related to the Amendment or to that certain Loan and Security Agreement dated as of May 14, 2004, as amended from time to time (collectively with the Amendment, the “Loan Documents”), and also to execute and deliver to Bank one or more amendments, renewals, extensions, modifications, consolidations, or substitutions for the Loan Documents.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation’s Obligations, as described in the Loan Documents, and to enter into one or more securities account control agreements related to the Collateral.

Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

I FURTHER CERTIFY that true and correct copies of the Certificate of Incorporation of the Corporation have been delivered to Bank as in full force and effect on the date hereof.

IN WITNESS WHEREOF, I have hereunto set my hand on February 15, 2005 and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED TO AND ATTESTED BY:

X

ITEMIZATION OF AMOUNT FINANCED

DISBURSEMENT INSTRUCTIONS

Name: BIOMARIN PHARMACEUTICAL INC.	Date: February 16, 2005

$	credited to deposit account No. when Advances are requested by Borrower

Amounts paid to others on your behalf:

$12,500	to Comerica Bank for Loan Fee

$	to Bank counsel fees and expenses

$	to

$	to

$	TOTAL (AMOUNT FINANCED)

Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

Signature	Signature

COMERICA BANK
AUTOMATIC DEBIT AUTHORIZATION

To: Comerica Bank

Re: Loan # _______________________

You are hereby authorized and instructed to charge account No. in the name of BIOMARIN PHARMACEUTICAL INC.

for principal and interest payments due on above referenced loan as set forth below and credit the loan referenced above.

☒ Debit each interest payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

☒ Debit each principal payment as it becomes due according to the terms of the note and any renewals or amendments thereof.

This Authorization is to remain in full force and effect until revoked in writing.

Borrower Signature	Date
February 15, 2005